SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 28, 2004



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)




                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

              1-12935                                         20-0467835
      (Commission File Number)                             (I.R.S. Employer
                                                          Identification No.)


       5100 TENNYSON PARKWAY
             SUITE 3000
            PLANO, TEXAS                                         75024
(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code:           (972)673-2000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       Exhibits:

       Exhibit No.                  Exhibit
       -----------                  -------

       99.1                         Denbury Press Release, dated April 28, 2004 - Denbury Resources
                                    Announces First Quarter 2004 Results.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On April 28, 2004, Denbury Resources Inc. announced its first quarter of 2004 earnings. The press release is included in this report as Exhibit 99.1. Denbury Resources Inc. does not intend for this Item 12 or Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              DENBURY RESOURCES INC.
                                                  (Registrant)


Date: April 28, 2004          By:              /s/ Phil Rykhoek
                                 -----------------------------------------------
                                                   Phil Rykhoek
                                 Senior Vice President & Chief Financial Officer